VAN KAMPEN FOCUS PORTFOLIOS, TAXABLE INCOME SERIES 15
                   LONG-TERM INVESTMENT GRADE TRUST, SERIES 4

               SUPPLEMENT TO THE PROSPECTUS DATED AUGUST 27, 2002

         Notwithstanding anything to the contrary in the prospectus, any Underwriter that purchases at least 1,000 Units of the Trust from the Sponsor on any single day during the initial offering period will be allowed a concession in connection with the distribution of such Units equal to $40.00 per Unit.

Supplement Dated: August 28, 2002